UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2026

CONTANGO ORE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska	77098
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (907) 888-4273

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Contango ORE, Inc. (the “Company”) previously filed a Technical Report Summary for the Company’s Johnson Tract Project, effective date May 12, 2025 (the “Original TRS”), as Exhibit 96.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2025 (the “Original Filing”). This Amendment No. 1 to the Original Filing (this “Form 8-K/A”) is being filed solely to file a revised Technical Report Summary for the Company’s Johnson Tract Project, as amended on January 12, 2026 (the “Amended TRS”), and related consents.

The Original TRS inadvertently listed “Contango Ore”, rather than Dave G Larimer, the Company’s Exploration Manager, as one of the qualified person signatories for the report. The Amended TRS is being filed to reflect the inclusion of Mr. Larimer as a qualified person signatory to the report. Except for this change, the Amended TRS does not modify or update the information, analyses, assumptions, conclusions or recommendations presented in the Original TRS and all such information is current as of May 12, 2025.

A copy of the Amended TRS is filed as Exhibit 96.1 to this Form 8-K/A and is incorporated herein by reference. Except for the Amended TRS and the consents of the qualified persons with respect to the filing of the Amended TRS, no other changes have been made to the Original Filing or any other exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of SRK Consulting (Canada) Inc.

23.2	Consent of James Gray, P.Geo, Advantage Geoservices.

23.3	Consent of Jeffery B. Austin, P.Eng, International Metallurgical and Environmental, Inc.

23.4	Consent of Gregory Gold, PE, QP, MBA, Stantec Consulting Services Inc.

23.5	Consent of Dave G Larimer, CPG.

96.1	Technical Report Summary, effective May 12, 2025, as amended on January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date: January 13, 2026	By:	/s/ Mike Clark

Chief Financial Officer and Secretary